Exhibit 10.6

FIRST AMENDMENT TO TAX RECEIVABLE AGREEMENT

This First Amendment to Tax Receivable Agreement (this “Amendment”) is made and entered into this 30th day of December 2024, by and between General Atlantic Partners AIV (EW), L.P., a Delaware limited partnership (“GA AIV”), GA AIV-1 B Interholdco (EW), L.P., a Delaware limited partnership (“GA AIV-1”), GAPCO AIV Interholdco (EW), L.P., a Delaware limited partnership (“GA GAPCO” and together with GA AIV and GA AIV-1, “GA”), EWC Holdings, Inc., a Delaware corporation (“EWC Holdings”), European Wax Center, Inc., a Delaware corporation (“PubCo”), in order to amend certain provisions of the Tax Receivable Agreement, entered into as of August 4, 2021, by and between PubCo and the other signatories thereto, and each of their respective successors and assigns thereto (the “TRA”). GA, EWC Holdings and PubCo are sometimes referred to herein individually as a “Party” and collectively as “Parties”.

RECITALS

WHEREAS, the Parties desire to amend the TRA, pursuant to Section 7.6 thereof, as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, the benefits to be derived by each Party, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment have the respective meanings assigned to such terms in the TRA.
2.
Amendment.
a.
The following definitions are hereby amended and restated in their entirety as follows:

“Agreed Rate” means Term SOFR plus 100 basis points.

“Default Rate” means Term SOFR plus 500 basis points.

“Early Termination Rate” means the lesser of (i) 6.5% per annum, compounded annually, and (ii) Term SOFR plus 100 basis points.

b.
The definition of “LIBOR” is hereby removed in its entirety.

c.
The following definition of “SOFR” is hereby added to Section 1.1:

“SOFR” means a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

d.
The following definition of “Term SOFR” is hereby added to Section 1.1:

“Term SOFR” means during any period, an interest rate per annum equal to the rate per annum reported, on the date two (2) U.S. Government Securities Business Days prior to the first (1st) U.S. Government Securities Business Day of such period, on the applicable Bloomberg screen page (or other commercially available source providing quotations of SOFR) for the Secured Overnight Financing Rate as published by the Federal Reserve Bank of New York for such period (or a successor administrator of the Term SOFR Reference Rate selected by the Corporate Taxpayer in its reasonable discretion). In no event will SOFR be less than 0%.

e.
The following definition of “Term SOFR Reference Rate” is hereby added to Section 1.1:

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

f.
The following definition of “U.S. Government Securities Business Days” is hereby added to Section 1.1:

“U.S. Government Securities Business Days” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

3.
No Other Provisions Amended. All other provisions of the TRA not specifically amended by this Amendment shall remain unmodified and in full force and effect. This Amendment shall not constitute any Party’s consent or indicate its willingness to consent to any other amendment, modification or waiver of the TRA or any instruments or agreements referred to therein.
4.
Counterparts. This Amendment may be executed (including by .pdf or other means of electronic signature) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
5.
Governing Law. Sections 7.4 and 7.8 of the TRA shall apply to this Amendment mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first set forth above.

GA:	GENERAL ATLANTIC PARTNERS AIV
(EW), L.P.

By: General Atlantic GenPar (EW), L.P.,
its general partner

By: General Atlantic (SPV) GP, LLC,
its general partner

By: General Atlantic, L.P.,
its sole member

By: /s/ Kelly Pettit
Name: Kelly Pettit
Title: Managing Director

GA AIV-1 B INTERHOLDCO (EW), L.P.

By: General Atlantic (SPV) GP, LLC,
its general partner

By: General Atlantic, L.P.,
its sole member

By: /s/ Kelly Pettit
Name: Kelly Pettit
Title: Managing Director

[Signature Page to the First Amendment to Tax Receivable Agreement]

GAPCO AIV INTERHOLDCO (EW), L.P.

By: General Atlantic (SPV) GP, LLC,
its general partner

By: General Atlantic, L.P.,
its sole member

By: /s/ Kelly Pettit
Name: Kelly Pettit
Title: Managing Director

[Signature Page to the First Amendment to Tax Receivable Agreement]

EWC HOLDINGS:	EWC HOLDINGS, INC.

By: /s/ David Coba
Name: David Coba
Title: David Coba Trustee

[Signature Page to the First Amendment to Tax Receivable Agreement]

PUBCO:	EUROPEAN WAX CENTER, Inc.

By: /s/ David Berg
Name: David P. Berg
Title: Chief Executive Officer

[Signature Page to the First Amendment to Tax Receivable Agreement]